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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 July 14, 2000

Commission File Number        0-25428
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                           MEADOW VALLEY CORPORATION
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            (Exact Name of registrant as specified in its charter)


           NEVADA                                       88-0328443
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(State or other Jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


4411 South 40th Street, Suite D-11, Phoenix, AZ                   85040
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  (Address of principal executive offices)                      (Zip Code)


                                (602) 437-5400
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             (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

     Meadow Valley announced today that it had accepted with regret the resignation of Julie Bergo as its Controller and Principal Accounting Officer. Ms. Bergo resigned to pursue other career opportunities, but will remain with the Company until July 28, 2000 to complete the transition of Nicole Smith, the Company's Assistant Controller, to the position of Controller and Principal Accounting Officer. There were no disagreements between the Company and Ms. Bergo, including accounting practices and policies, that led to her resignation.



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act as of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MEADOW VALLEY CORPORATION
                                          (Registrant)



                                    By  /s/ Bradley E. Larson
                                        -------------------------------------
                                        Bradley E. Larson
                                        President and Chief Executive Officer


Dated: July 14, 2000


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